UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 9, 2021

Altus Power, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39798	85-3448396
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2200 Atlantic Street, 6th Floor Stamford, CT 06902
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (203) 698-0090

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	AMPS	New York Stock Exchange LLC
Warrants to purchase one share of common stock, each at an exercise price of $11.00	AMPS WS	New York Stock Exchange LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01.	Other Events

Altus Power, Inc., a Delaware corporation (“Altus”), issued a press release announcing that on December 9, 2021, it consummated the business combination (the “Closing”) with CBRE Acquisition Holdings, Inc., a Delaware corporation (“CBAH” and after the Business Combination defined and described herein, “New Altus”) contemplated by the previously announced Business Combination Agreement, dated as of July 12, 2021 (as it may be further amended or supplemented from time to time, the “Business Combination Agreement”), by and among CBAH, CBAH Merger Sub I, Inc., a Delaware corporation and wholly owned subsidiary of CBAH (“First Merger Sub”), CBAH Merger Sub II, LLC, a Delaware limited liability company and wholly owned subsidiary of CBAH (“Second Merger Sub”), Altus Power America Holdings, LLC, a Delaware limited liability company (“Holdings”), APAM Holdings LLC, a Delaware limited liability company (“APAM”) and Altus.

As a result of the Closing and the transactions contemplated by the Business Combination Agreement, First Merger Sub merged with and into Altus with Altus continuing as the surviving corporation (the “First Merger”), and immediately thereafter Altus merged with and into Second Merger Sub, with Second Merger Sub continuing as the surviving entity and as a wholly owned subsidiary of New Altus (the “Second Merger” and together with the First Merger and the other transactions contemplated by the Business Combination Agreement, the “Business Combination”). In connection with the Closing, CBAH changed its name to “Altus Power, Inc.” The Company expects that its common stock and public warrants will begin to trade on the New York Stock Exchange under the ticker symbols “AMPS” and “AMPS WS”, respectively, on or about December 10, 2021. A copy of such press release is attached as Exhibit 99.1 hereto and is incorporated by reference into this Item 8.01.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release, dated December 9, 2021.

104	The cover page from this Current Report on Form 8-K, formatted in iXBRL (Inline Extensible Business Reporting Language).

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed by the undersigned hereunto duly authorized.

Date: December 9, 2021	Altus Power, Inc.

	By:	/s/ Gregg Felton
	Name:	Gregg Felton
	Title:	Co-Chief Executive Officer